Dreyfus
Massachusetts
Municipal Money
Market Fund

SEMIANNUAL REPORT
July 31, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            13   Financial Highlights

                            14   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                             Dreyfus Massachusetts  Municipal Money Market Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Massachusetts Municipal Money Market Fund, covering the six-month period from February 1, 2000 through July 31, 2000. Inside you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Scott Sprauer.

Tighter monetary policy adversely affected most, but not all, sectors of the money markets over the past six months. This was primarily a result of efforts by the Federal Reserve Board (the "Fed") to forestall potential inflationary pressures in a fast-growing economy. The Fed raised short-term interest rates three times during the reporting period, following three interest-rate hikes implemented in the months before the reporting period began.

In addition, tax-exempt money market investments were strongly influenced by their own supply-and-demand factors. This included a sharp reduction in demand for tax-exempt money market instruments during the income-tax season. In April, these forces helped yields on one-year municipal notes reach their highest levels in more than nine years.

We appreciate your confidence over the past six months and we look forward to your continued participation in Dreyfus Massachusetts Municipal Money Market Fund.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
August 15, 2000




DISCUSSION OF FUND PERFORMANCE

Scott Sprauer, Portfolio Manager

How did Dreyfus Massachusetts Municipal Money Market Fund perform during the period?

For the six-month period ended July 31, 2000, the fund produced an annualized yield of 3.39%. Taking into account the effects of compounding, the fund provided an annualized effective yield of 3.44%.(1)

We  attribute  the  fund's performance to a rising interest-rate environment and
seasonal   supply-and-demand   influences,   which   helped  support  yields  of
Massachusetts municipal money market securities.

What is the fund's investment approach?

The fund's objective is to seek as high a level of current income exempt from federal and Massachusetts state income taxes as is consistent with the preservation of capital and the maintenance of liquidity. The fund also seeks to maintain a stable $1.00 share price.

In pursuing this objective, we employ two primary strategies. First, we attempt to add value by constructing a diverse portfolio of high quality, tax-exempt money market instruments from Massachusetts issuers. Second, we actively manage the fund' s average maturity in anticipation of interest-rate trends and supply-and-demand changes in Massachusetts' short-term municipal marketplace.

For example, if we expect an increase in short-term supply, we may decrease the average maturity of the fund, which would enable us to purchase new securities with higher yields. Yields tend to rise when there is an increase in new-issue supply competing for investor interest. New securities generally are issued with maturities in the one-year range and tend to lengthen the fund's weighted
average    maturity.    If    we
                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

anticipate limited new-issue supply, we may extend the portfolio's average maturity to maintain current yields for as long as practical. At other times, we try to maintain an average maturity that reflects our view of short-term interest-rate trends and future supply-and-demand considerations.

What other factors influenced the fund's performance?

The fund was positively influenced over the past six months by robust U.S. economic growth, rising interest rates, seasonal supply-and-demand factors and a declining supply of newly issued securities.

When the reporting period began on February 1, 2000, it had become apparent that the U.S. economy was growing more strongly than many analysts expected. Consumer confidence reached a 30-year high, oil prices were bouncing back from the previous year's lows and unemployment remained low, with hourly wages rising. These economic forces raised concerns that long-dormant inflationary pressures might reemerge. In response, the Federal Reserve Board (the "Fed") raised short-term interest rates three times during the reporting period. When added to the three rate hikes implemented before the reporting period began, the Fed had raised interest rates a total of 1.75 percentage points since June 1999.

Tax-exempt money markets continued to be influenced by strong U.S. and Massachusetts economies throughout the reporting period. In general, this helped to keep state-specific tax-exempt money market instrument yields relatively low
compared   to  taxable  money  market  instruments  for  much  of  the  period.
Massachusetts and many of its municipalities experienced higher tax revenues during the reporting period. As a result, their need to borrow was curtailed and the outcome was a modestly reduced supply of securities. At the same time, demand for short-term municipal securities remained strong from individuals seeking to protect wealth created by the strong economy and rising stock market.


However, seasonal supply-and-demand factors offset the effects of less issuance, helping to push tax-exempt money market yields higher in April and May as taxpayers sold shares of municipal money market funds to pay their income tax obligations. We took advantage of the resulting temporary yield increase by extending the fund' s average maturity as much as practicable to lock in prevailing high yields.

What is the fund's current strategy?

Our primary strategy has been to maintain a longer average weighted maturity for the fund than that of most other Massachusetts tax-exempt money market funds. This maturity management strategy was designed to help us lock in what we believe are attractive yields during periods of low supply.

In addition, we took advantage of high yields during tax season in April and May to adjust the mix of assets in the portfolio. We reduced our exposure to Variable Rate Demand Notes (" VRDNs" ), which are short-term securities with yields that are adjusted on a daily or weekly basis. At the same time, we increased our holdings of municipal notes and commercial paper, both of which, in our view, represented more compelling values. However, portfolio composition is subject to change at any time.

August 15, 2000

(1 ) ANNUALIZED EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-MASSACHUSETTS RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX
(AMT) FOR CERTAIN INVESTORS. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                             The Fund

STATEMENT OF INVESTMENTS

July 31, 2000 (Unaudited)

STATEMENT OF INVESTMENTS

                                                                                              Principal
TAX EXEMPT INVESTMENTS--98.6%                                                                Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Town of Attleboro, BAN 4.25%, 8/3/2000                                                        5,903,000                5,903,094

Town of Barnstable, G.O. Notes 4.25%, 3/15/2001                                               1,490,000                1,490,000

Bridgewater and Raynham Regional School District, BAN

   5%, 5/10/2001                                                                              2,645,000                2,648,117

Town of Canton Housing Authority, Multi-Family Housing

  Mortgage Revenue, Refunding, VRDN

   (Canton Arboretum Apartments) 4.30% (LOC; FNMA)                                            6,000,000  (a)           6,000,000

Town of Clinton, BAN 4%, 9/29/2000                                                            1,270,000                1,269,212

Town of Lanesborough, G.O. Notes 7%, 5/1/2001 (Insured; MBIA)                                   440,000                  447,954

Town of Lowell, BAN 4.75%, 12/20/2000                                                         2,000,000                2,001,950

Massachusetts Development Finance Agency, VRDN

  EIR (The Mead Corp. Project)

      4.35%, Series A (LOC; Bank of Austria)                                                  3,100,000  (a)           3,100,000

   IDR:

      (Ahead Headgear Inc.) 4.40% (LOC; Fleet Bank)                                           4,145,000  (a)           4,145,000

      (Draper Laboratory) 4.20% (Insured; MBIA and LOC;

         Morgan Guaranty Trust Co.)                                                           5,000,000  (a)           5,000,000

      (Elderhostel Inc.) 4.15% (LOC; Royal Bank of Scotland)                                  5,000,000  (a)           5,000,000

      (Salema Family Ltd.) 4.40%, Series A (LOC; Fleet Bank)                                  2,300,000  (a)           2,300,000

Massachusetts Health and Educational Facilities Authority:

  Revenues, Prerefunded (New England Deaconess Hospital)

    7.20%, Series C, 4/1/2001 (Escrowed in:

      U.S. Treasury Bills and U.S. Government Securities)                                     4,500,000                4,671,618

   VRDN:

      College and University Revenue:

         (Becker College) 4.25%, Series A-1
            (LOC; Fleet National Bank)                                                        4,860,000  (a)           4,860,000

         (Boston University) 4.20%, Series H
            (LOC; Landesbank Hessen)                                                         11,300,000  (a)          11,300,000

         (Havard University) 4.15%, Series I                                                  4,500,000  (a)           4,500,000

      Revenues, (Capital Asset Program):

         4%, Series A (LOC; Bank One Corp.)                                                   8,250,000  (a)           8,250,000

         4.25%, Series D (Insured; MBIA and

            LOC; State Street Bank and Trust Co.)                                             5,300,000  (a)           5,300,000

Massachusetts Housing Finance Agency:

  MFHR, VRDN, Refunding (Harbor Point)

      4.10%, Series A (LOC: GNMA and HSBC Bank)                                               4,900,000  (a)           4,900,000

   SFHR 4.90%, Series C-1, 6/1/2001
      (LOC; Transamerica Life & Insurance)                                                    1,000,000                1,000,000



                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                           Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Massachusetts Industrial Finance Agency:

  PCR, CP:

    (New England Power Company Project)

         4.40%, Series A, 10/10/2000 (Corp. Guaranty;

            New England Power Co.)                                                            3,000,000                3,000,000

         4.10%, Series A, 10/23/2000 (Corp. Guaranty;

            New England Power Co.)                                                            5,000,000                5,000,000

         4.10%, Series A, 10/30/2000 (Corp. Guaranty;

            New England Power Co.)                                                            5,000,000                5,000,000

      Refunding 4.65%, Series B, 10/12/2000

         (Corp. Guaranty; New England Power Co.)                                              2,000,000                2,000,000

   Revenues, Prerefunded (Cape Cod Health System)
      8.50%, 11/15/2000

      (Escrowed in; U.S. Government Securities)                                               1,000,000                1,032,122

   VRDN:

      College and University Revenue:

         (Milton Academy) 4.25% (Insured; MBIA and
            Liquidity Facility; Fleet Bank)                                                   2,000,000  (a)           2,000,000

         (Newbury College) 4.25% (LOC; Fleet National Bank)                                   5,485,000  (a)           5,485,000

         (Showa Womens Institute) 4.30%
            (LOC; The Bank of New York)                                                       2,500,000  (a)           2,500,000

      Industrial Revenue:

         (Cambridge Isotope Laboratories Inc.)
            4.40% (LOC; Fleet Bank)                                                           3,340,000  (a)           3,340,000

         (Peterson American Corp. Project)
            4.50% (LOC; Bank One Corp.)                                                       1,000,000  (a)           1,000,000

      IDR (Hi-Tech Mold & Tool) 4.40% (LOC; Fleet Bank)                                       2,500,000  (a)           2,500,000

      PCR (Holyoke Water Power Co. Project)

         4% (LOC; Toronto-Dominion Bank)                                                      3,800,000  (a)           3,800,000

      Revenues:

         (Governor Dummer Academy)

            4.15% (LOC; State Street Bank and Trust Co.)                                        800,000  (a)             800,000

         (Heritage at Dartmouth)
            4.30% (LOC; Fleet National Bank)                                                  1,825,000  (a)           1,825,000

Massachusetts Water Resource Authority, Water Revenue:

  CP:

      4.05%, 9/8/2000 (LOC; Morgan Guaranty Trust Co.)                                        5,000,000                5,000,000

      4.10%, 10/11/2000 (LOC; Morgan Guaranty Trust Co.)                                      5,000,000                5,000,000

      4.35%, 10/20/2000 (LOC; Morgan Guaranty Trust Co.)                                      6,000,000                6,000,000

      4.10%, 10/23/2000 (LOC; Morgan Guaranty Trust Co.)                                      3,500,000                3,500,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                           Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Massachusetts Water Resource Authority, Water Revenue (continued):

  VRDN:

    4.15%, Series B (Insured; AMBAC and Liquidity Facility;

         Bank of Nova Scotia)                                                                11,000,000  (a)          11,000,000

      4.15%, Series B (Insured; FGIC and Liquidity Facility; FGIC)                            5,000,000  (a)           5,000,000

      Refunding 4.15%, Series D (Insured; FGIC and
         Liquidity Facility; FGIC)                                                           10,000,000  (a)          10,000,000

Medway, BAN 4.50%, 3/14/2001                                                                  3,412,400                3,417,427

Natick, BAN 4.50%, 8/4/2000                                                                   3,174,000                3,174,114

Newburyport, BAN 4.75%, 5/10/2001                                                             3,975,000                3,975,000

Northborough, BAN 4.75%, 5/18/2001                                                            1,181,876                1,184,133

City of Pittsfield, BAN 4.85%, 7/12/2001                                                      4,700,000                4,713,594

Scituate, BAN 4.25%, 3/8/2001                                                                   900,000                  897,302

Tantasqua Regional School District, BAN 5%, 8/25/2000                                         5,000,000                5,000,962

Town of Wayland, BAN 4.50%, 12/22/2000                                                        4,670,000                4,679,816

Town of Westborough, BAN 5.25%, 5/25/2001                                                     4,000,000                4,015,829

Town of Westfield, BAN 4.75%, 9/15/2000                                                       2,700,000                2,701,939

Weymouth, BAN 4.50%, 9/21/2000                                                                8,722,000                8,725,927

Whitman Hanson Regional School District,
   BAN 4.50%, 10/13/2000                                                                      4,142,000                4,145,376

Williamstown, BAN 4.50%, 9/20/2000                                                            3,000,000                3,001,483

Worcester, BAN 5%, 8/30/2000                                                                  8,000,000                8,003,266
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $226,502,382)                                                             98.6%              226,505,235

CASH AND RECEIVABLES (NET)                                                                         1.4%                3,156,280

NET ASSETS                                                                                       100.0%              229,661,515


Summary of Abbreviations

AMBAC                     American Municipal Bond

                             Assurance Corporation

BAN                       Bond Anticipation Notes

CP                        Commercial Paper

EIR                       Environment Improvement

                             Revenue

FGIC                      Financial Guaranty Insurance

                             Company

FNMA                      Federal National Mortgage

                             Association

GNMA                      Government National Mortgage

                             Association

GO                        General Obligation

IDR                       Industrial Development

                             Revenue

LOC                       Letter of Credit

MBIA                      Municipal Bond Investors

                             Assurance Insurance

                             Corporation

MFHR                      Multi-Family Housing Revenue

PCR                       Pollution Control Revenue

SFHR                      Single Family Housing Revenue

VRDN                      Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

F1+/F1                           VMIG1/MIG1, P1                  SP1+/SP1, A1+/A1                                 70.7

AAA/AA (b)                       Aaa/Aa (b)                      AAA/AA (b)                                        7.5

Not Rated (c)                    Not Rated (c)                   Not Rated (c)                                    21.8

                                                                                                                 100.0

(A)  SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE--SUBJECT TO PERIODIC
     CHANGES.

(B)  NOTES WHICH ARE NOT F, MIG OR SP RATED ARE REPRESENTED BY BOND RATINGS OF
     THE ISSUERS.

(C)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S
     HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

(D)  AT JULY 31, 2000, THE FUND HAD $71,396,495 (31.1% OF NET ASSETS) INVESTED
     IN SECURITIES WHOSE PAYMENT OF PRINCIPAL AND INTEREST IS DEPENDENT UPON
     REVENUES GENERATED FROM CITY-MUNICIPAL PROJECTS.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2000 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           226,502,382   226,505,235

Cash                                                                  1,406,042

Interest receivable                                                   1,877,240

Prepaid expenses and other assets                                         6,024

                                                                    229,794,541
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            97,417

Accrued expenses and other liabilities                                   35,609

                                                                        133,026
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      229,661,515
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     229,693,553

Accumulated net realized gain (loss) on investments                    (34,891)

Accumulated gross unrealized appreciation of investments                  2,853
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      229,661,515
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial Interest authorized) 229,708,449

NET ASSET VALUE, offering and redemption price per share ($)               1.00

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended July 31, 2000 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      4,388,148

EXPENSES:

Management fee--Note 2(a)                                              549,498

Shareholder servicing costs--Note 2(b)                                  69,849

Custodian fees                                                          11,231

Registration fees                                                       11,155

Prospectus and shareholders' reports                                     4,909

Trustees' fees and expenses--Note 2(c)                                   4,107

Miscellaneous                                                            1,373

TOTAL EXPENSES                                                         652,122

INVESTMENT INCOME--NET                                               3,736,026
--------------------------------------------------------------------------------

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS--NOTE 1(B)($)  2,853

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 3,738,879

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                            July 31, 2000        Year Ended
                                              (Unaudited)  January 31, 2000
-------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          3,736,026           4,907,759

Net realized gain (loss) from investments              --                 (29)

Net unrealized appreciation (depreciation)
    of investments                                 2,853                   --

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    3,738,879            4,907,730
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                        (3,736,026)          (4,907,759)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold                 264,165,059         407,399,301

Dividends reinvested                            2,341,806           3,040,795

Cost of shares redeemed                     (237,596,490)        (414,975,495)

INCREASE (DECREASE) IN NET ASSETS
   FROM BENEFICIAL INTEREST TRANSACTIONS      28,910,375           (4,535,399)

TOTAL INCREASE (DECREASE) IN NET ASSETS       28,913,228           (4,535,428)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           200,748,287          205,283,715

END OF PERIOD                                 229,661,515          200,748,287

SEE NOTES TO FINANCIAL STATEMENTS


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                          Six Months Ended
                                             July 31, 2000                                 Year Ended January 31,
                                                                   -----------------------------------------------------------------
                                                (Unaudited)         2000         1999          1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                  1.00          1.00         1.00          1.00           1.00          1.00

Investment Operations:

Investment income--net                                .017          .026         .028          .030           .028          .033

Distributions:

Dividends from investment
   income-net                                       (.017)        (.026)        (.028)         (.030)        (.028)        (.033)

Net asset value, end of period                        1.00         1.00          1.00           1.00          1.00          1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                   3.41(a)         2.64          2.79           3.01          2.86          3.34
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average
   net assets                                       .59(a)          .63           .64            .63           .60          .46

Ratio of net investment income
   to average net assets                           3.39(a)         2.60          2.75           2.97          2.82         3.28

Decrease reflected in above
   expense ratios due to
   undertakings by The
   Dreyfus Corporation                                  --          --            --            .01            .06          .19
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     229,662      200,748       205,284       179,663        191,996      155,055

(A) ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus  Massachusetts  Municipal  Money  Market Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income exempt from Federal and Massachusetts income taxes as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A, which is a wholly-owned subsidiary of Mellon Financial Corporation. Effective March 22, 2000, Dreyfus Service
Corporation   ("DSC" ), a  wholly-owned  subsidiary  of  Manager,  became  the distributor of the fund's shares, which are sold to the public without a sales charge. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor.

It is the fund's policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost, which has been determined by the fund's Board of Trustees to represent the fair value of the fund's investments.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments
represents    amortized    cost.

Under the terms of the custody agreement, the fund received net earnings credits of $6,777 during the period ended July 31, 2000 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $34,900 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to January 31, 2000. If not applied, $30,500 of the carryover expires in fiscal 2003, $1,000 expires in fiscal 2004, $300 expires in fiscal 2005, $2,700 expires in fiscal 2006 and $400 expires in fiscal 2007.

At July 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 2--Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the fund's average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, the fund reimburses the distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended July 31, 2000, the fund was charged $41,808 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency service for the fund. During the period ended July 31, 2000, the fund was charged $16,386 pursuant to the transfer agency agreement.

(c) Each trustee who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $1,000. The Chairman of the Board receives an additional 25% of such compensation.


                                                           For More Information

                        Dreyfus Massachusetts Municipal
                        Money Market Fund
                        200 Park Avenue
                        New York, NY 10166

                          Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                          Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                          Transfer Agent &
                          Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                          Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                                   639SA007